UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2007

BIOVEST INTERNATIONAL, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-11480	41-1412084
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

377 Plantation Street

Worcester, Massachusetts 01605

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (508) 793-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOVEST INTERNATIONAL, INC.

FORM 8-K

Item 7.01. Regulation FD Disclosure.

This Form 8-K is being filed by Biovest International, Inc. (the “Company”) pursuant to Regulation FD to inform the market regarding the current status of certain regulatory aspects of its ongoing Phase 3 clinical trial for the BiovaxID™ autologous immunotherapy for the treatment of indolent non-Hodgkin’s lymphoma.

The target for patient enrollment for the Company’s ongoing pivotal Phase 3 clinical trial for BiovaxID is 460 patients. As of January 25, 2007, a total of 220 patients have been enrolled in the trial. Of these, 168 have been randomized to either the treatment group (BiovaxID) or control group (placebo). The Company currently, has 30 active clinical trail sites located at medical centers in the Unites States and in Eastern Europe.

The sample size and statistical parameters of the ongoing trial were designed to enable product registration based on the single trial currently being conducted. As the trial moves closer to completion, the Company has re-affirmed with FDA staff that the current BiovaxID trial continues to meet the criteria for a single registration trial. Additionally, the Company has re-affirmed with FDA staff that the end-points and our statistical analysis plan as contained in our currently amended protocol are appropriate and that the agreement reached between the FDA and the National Cancer Institute, which was the original sponsor of the trial, remains unchanged.

In second quarter of 2006, the Company began the process of integrating the Company’s new AutovaxID™ manufacturing system into its ongoing clinical trial for BiovaxID vaccines. In mid-2007, we anticipate filing a CMC (Chemistry, Manufacturing and Controls) submission to the FDA requesting approval to complete this integration process.

The information in this Current Report on Form 8-K that is being furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

This Current Report on Form 8-K sets forth statements that are not strictly historical in nature, and such statements are referred to as “forward-looking statements”. The forward-looking statements in this Form 8-K include statements about the status of the clinical trial and regulatory approval efforts for the Company’s BiovaxID product. Such forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results to be materially different from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress, timing, and results of the Company’s clinical trial and product development programs. All forward looking statements in this Form 8-K are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this Form 8-K to reflect events or circumstances after the date hereof.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

BIOVEST INTERNATIONAL, INC.

By:	/s/ James A. McNulty
James A. McNulty, CPA
Chief Financial Officer

Date: January 26, 2007